AMERICAN AADVANTAGE MILEAGE FUNDS

                    Supplement dated November 25, 1996
                    to the Prospectus dated May 1, 1996

1)   The second paragraph on page 30 should be replaced by:

    Hotchkis and Wiley, 800 West Sixth Street, Los Angeles, California, 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley became a division of Merrill Lynch Capital Management Group, a wholly owned subsidiary of Merrill Lynch & Co., Inc. on November 12, 1996. Assets under management as of December 31, 1995 were approximately $9.0 billion, which included approximately $988 million of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, Growth and Income Portfolio and International Equity Portfolio. The Manager pays Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of AMR Trust assets under its discretionary management, .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.

2) The Mileage Trust Board has approved a change to the dividend policy of the Limited-Term Income Fund. Effective October 1, 1996, dividends from the Limited-Term Income Fund will be payable to shareholders of record as of the close of business on the day on which they are declared.

3) The AMR Trust Board has approved the addition of South Korea as an eligible country in which the International Equity Portfolio may invest.

4) The last paragraph on page 15 under "American AAdvantage Limited-Term Income Mileage Fund" is replaced by the following:

  Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolio, the duration of these securities may be based on certain industry conventions. The Manager serves as the sole active investment adviser to the Limited-Term Income Fund and its corresponding Portfolio.

5) The first paragraph under "Fund Advisory Agreements" on page 26 is supplemented as follows:

  At meetings held on March 26, and April 16, 1996, the shareholders of the Balanced, Growth and Income and International Equity Funds and
  the interest holders of their respective Portfolios approved the adoption of a new policy. This policy permits the Manager to enter into new or modified advisory agreements with existing or new investment advisers without approval of Mileage Trust shareholders or AMR Trust interest holders, but subject to approval of the Mileage Trust Board and the AMR Trust Board. On June 25, 1996, the Securities and Exchange Commission issued an exemptive order which permits the adoption of this policy, subject to compliance with certain conditions. Accordingly, the Manager intends to rely upon this policy in connection with future decisions to enter into new or modified advisory agreements with existing or new investment advisers.